CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses dated March 1, 2000 and "Independent Auditors" in the Statements of Additional Information dated March 1, 2000, of Liberty Oregon Tax-Exempt Fund (formerly, Crabbe Huson Oregon Tax-Free Fund, one of the series comprising Liberty Funds Trust III) and to the incorporation by reference of our report dated December 10, 1999 with respect to the financial statements and financial highlights of Crabbe Huson Tax-Free Fund included in the Crabbe Huson Funds Annual Report dated October 31, 1999 in the Statement of Additional Information, which Prospectus and Statement of Additional information are incorporated by reference in the Prospectus/Proxy Statement and the Statement of Additional Information included in this Registration Statement on Form N-14 (File No. 2-15184) of Liberty Funds Trust III.


                                        /s/ ERNST & YOUNG LLP
Boston, Massachusetts
November 24, 2000

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              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses dated June 1, 2000 and "Independent Auditors" in the Statements of Additional Information dated June 1, 2000, of Liberty Florida Tax-Exempt Fund and Liberty Michigan Tax-Exempt Fund (formerly, Colonial Florida Tax-Exempt Fund and Colonial Michigan Tax-Exempt Fund, respectively, two of the series comprising Liberty Funds Trust V) and to the incorporation by reference of our reports dated March 13, 2000 with respect to the financial statements and financial highlights of Colonial Florida Tax-Exempt Fund and Colonial Michigan Tax-Exempt Fund included in the Colonial Florida Tax-Exempt Fund Annual Report dated January 31, 2000 and Colonial Michigan Tax-Exempt Fund Annual Report dated January 31, 2000, respectively, in the Statement of Additional Information, which Prospectus and Statement of Additional Information are incorporated by reference in the Prospectus/Proxy Statement and the Statement of Additional Information included in this Registration Statement on Form N-14 (File No. 33-12109) of Liberty Funds Trust V.

                                        /s/ ERNST & YOUNG LLP
Boston, Massachusetts
November 24, 2000